Exhibit (h)(x) under Form N-1A
                                              Exhibit 10 under Item 601/Reg SK

Amendment #2 to

Exhibit 1 to Shareholder Services Agreement

December 1, 1999  RIGGS FUNDS

                  Riggs Bond Fund
                        Class R Shares

                  Riggs Intermediate Tax Free Bond Fund
                        Class R Shares

                  Riggs Large Cap Growth Fund
                        Class B Shares
                        Class R Shares
                        Class Y Shares

                  Riggs Long Term Tax Free Bond Fund
                        Class R Shares

                  Riggs Prime Money Market Fund
                        Class R Shares
                        Class Y Shares

                  Riggs Small Company Stock Fund
                        Class B Shares
                        Class R Shares

                  Riggs Stock Fund
                        Class B Shares
                        Class R Shares
                        Class Y Shares

                  Riggs U.S. Government Securities Fund
                        Class R Shares
                        Class Y Shares

                  Riggs U.S. Treasury Money Market Fund
                        Class R Shares
                        Class Y Shares